Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission (the "Report") by Earth Search Sciences, Inc. (the "Registrant"), I, Charles G. Bridge, Principal Accounting Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: November 19, 2008	/s/ Charles G. Bridge
Charles G. Bridge
Principal Accounting Officer